ALLBRIGHT LAW OFFICES
——————— SHANGHAI ———————
上海市櫚天城律师事务所
Citigroup Tower, 14th Floor
No. 33 Hua Yuan Shi Qiao Road
Shanghai, P. R. China 200120
Telephone: (86 21) 6105-9000; Facsimile: (86 21) 6105-9100
Website: www.allbrightlaw.com.cn

November 9, 2006

Argenta Systems, Inc.
12/F, Shanxi Zhengquan Building
Gaoxin 2nd Road
Xian, Shanxi Province, China

Re:  Opinion Regarding Corporate Structure of Shiming Group

Ladies and Gentlemen:

This legal opinion is furnished to you in connection with the above referenced corporate structures. We have acted as counsel to (i) Shaanxi Shiming Science and Technology Joint Stock Co., Ltd., (ii) Shiming (Cayman) Co. Ltd., (iii) Shiming (Xi’an) Enterprise Management & Consulting Co., Ltd., and (iv) Shenzhen Seathan Technology Co., Ltd., a subsidiary. As counsel, we have made such legal and factual examinations and inquiries as we have deemed advisable or necessary for the purpose of rendering the legal opinions set forth herein.

In rendering our opinions, to the extent that such opinions relate to laws, rules and regulations it is understood that our opinions with respect thereto are limited to such laws, rules and regulations of the People’s Republic of China (the “PRC”) and that we are duly qualified to make the opinions set forth in this letter.

Based upon and subject to the foregoing, we are of the opinion that:

1. Shaanxi Shiming Science and Technology Joint Stock Co., Ltd, (“Shaanxi Shiming”) is a business entity duly incorporated and validly existing under the laws of the PRC, and has been in good standing under such laws. Its current business address is No. 2, 12th Floor, Gaoxin 2nd Road, Xi’an High Tech and New Technology Development Zone, Xi’an, Shaanxi Province, China 710075 (See Appendix One).

2. Being a joint stock company, Shaanxi Shiming has traded its shares in Xi’an Technology Equity Exchange (the “Exchange”), a government endorsed local platform for local non-public companies trading its shares of stock. The trading of the stock of Shaanxi Shiming did not violate any applicable laws in the PRC. In addition, the trading of Shaanxi Shiming’s Shares on the Exchange does not and did not create any legal liability for Shaanxi Shiming or its officers, directors or shareholders. In order to list its securities through a parent entity on a U.S. securities exchange, Shaanxi Shiming de-listed its shares from the Exchange effective from and after December 1, 2005.

ALLBRIGHT LAW OFFICES
——————— SHANGHAI ———————
上海市櫚天城律师事务所
Citigroup Tower, 14th Floor
No. 33 Hua Yuan Shi Qiao Road
Shanghai, P. R. China 200120
Telephone: (86 21) 6105-9000; Facsimile: (86 21) 6105-9100
Website: www.allbrightlaw.com.cn

3. Shaanxi Meixian Shiming Non-Ferrous Metallurgy Co., Ltd. and Mr. Shiming Wang, as well as other eight shareholders, own a proximately 56% of Shaanxi Shiming; Mr. Bolong Zhang, as well as other approximately 3,800 shareholders (the “Minority Shareholders”), own the remaining of 44% shares of the company (See Appendix Two). There are no outstanding options, warrants or other instruments convertible into, or giving a right to any ownership interest in Shaanxi Shiming.

4. Shiming (Cayman) Co., Ltd (“Shiming Cayman”) is incorporated and validly existing under the laws of the Cayman Islands and is in good standing under such laws. This company was incorporated on November 18, 2004. Shaanxi Meixian Shiming Non-Ferrous Metallurgy Co., Ltd and Mr. Shiming Wang, as well as other eight shareholders, own a proximately 56% of Shiming Cayman; Mr. Rui Wang, as trustee, represents 3,800 shareholders to hold approximately 44% shares of the company. The legality of the holding of shares as a trustee under Cayman Islands laws is addressed in the legal opinion hereto attached under Appendix Three (See Appendix Three).

5. Under the State Administration of Foreign Exchange (“SAFE”) Notice on Relevant Foreign Exchange Administrative Issues regarding Domestic Residents Financing through Off-shore Special Purpose Company and Returning Investment issued by SAFE dated October 21, 2005 (the “Notice”), any offshore company owned by Chinese residents must be reported to the local branch of SAFE disclosing their ownership status in the offshore and domestic companies, the time line for such disclosure obligation is as follows: 1) for those offshore entities to be incorporated after the issuance of the Notice, the PRC shareholders must comply with the disclosure requirement before the incorporation of such offshore entity; and 2) for those offshore entities incorporated before the issuance of this Notice, the PRC shareholders must comply with their disclosure obligation by March 31, 2006. Shiming Cayman was incorporated on November 18, 2004, therefore the compliance deadline is March 31, 2006. As its counsel, we will process the compliance procedure on behalf of the PRC shareholders before the deadline of March 31, 2006 (See Appendix Four).

6. Shiming (Xi’an) Enterprise Management & Consulting Co., Ltd (“WFOE”) is a wholly foreign-owned company duly and validly organized under the laws of the PRC. Shiming Cayman is its sole shareholder. The WFOE was incorporated in Xi’an, Shaanxi Province, China on January 20, 2006, with its current business address of No. 2, 12th Floor, Gaoxin 2nd Road, Xi’an High Tech and New Technology Development Zone, Xi’an, Shaanxi Province, China 710075 (See Appendix Five).

ALLBRIGHT LAW OFFICES
——————— SHANGHAI ———————
上海市櫚天城律师事务所
Citigroup Tower, 14th Floor
No. 33 Hua Yuan Shi Qiao Road
Shanghai, P. R. China 200120
Telephone: (86 21) 6105-9000; Facsimile: (86 21) 6105-9100
Website: www.allbrightlaw.com.cn

7. WFOE has entered into a series of contractual management arrangements, including a Consulting Services Agreement, an Operating Agreement, an Equity Pledge Agreement, an Option Agreement and a Proxy Agreement, with the ten largest shareholders of Shaanxi Shiming and/or Shaanxi Shiming (the “Management Agreements”). In addition, certain of the Minority Shareholders have provided to WFOE a proxy, power of attorney, release and covenant not to sue (the “Minority Documents”). The effect of the Management Agreements and Minority Documents is to permit the WFOE (and ultimately Shiming Cayman) to control the management, own and take title all the profits, and bear all the losses, of Shaanxi Shiming (See Appendix Six).

8. WFOE and Shaanxi Shiming have the requisite corporate power and authority to execute, deliver and perform their obligations under the Management Agreements in accordance with the terms thereof. The execution and delivery of the Management Agreements by the WFOE and Shaanxi Shiming and the performance of the respective duties and obligations contemplated therein have been duly authorized by the respective company’s governing board of directors and no further consent or authorization of each of WFOE and Shaanxi Shiming, their respective governing board of directors or its shareholders is required therefor. The Management Agreements have been duly executed and delivered by both WFOE and Shaanxi Shiming. Each of the Management Agreements and Minority Documents and the rights and obligations of the parties thereto are enforceable in accordance with the respective terms of such agreements, and are valid, under the laws of the PRC.

9.  Shenzhen Seathan Technology Co., Ltd. (“Shenzhen Seathan”) is a business entity duly incorporated and validly existing under the laws of the PRC, and has been in good standing under such laws. Shiming (Cayman) Co., Ltd. owns 30% of the issued and outstanding capital stock of Shenzhen Seathan. Shaanxi Shiming owns a 70% controlling interest of the issued and outstanding capital stock of Shenzhen Seathan. Other than the foregoing, no other party owns any equity interest in Shenzhen Seathan.

ALLBRIGHT LAW OFFICES
——————— SHANGHAI ———————
上海市櫚天城律师事务所
Citigroup Tower, 14th Floor
No. 33 Hua Yuan Shi Qiao Road
Shanghai, P. R. China 200120
Telephone: (86 21) 6105-9000; Facsimile: (86 21) 6105-9100
Website: www.allbrightlaw.com.cn

The opinions above are furnished to the persons addressed above for their benefit in connection with the transactions described above and may not be relied upon by any other person or for any other purpose without our prior written consent.

Very truly yours,

AllBright Law Offices

/s/ Steve Zhu
Attorney at Law/Partner
(direct line) (021)-61059116